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                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

   We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (File Nos. 333-65914, 333-73500 and 333-82066 of Digital Insight Corporation of our report dated January 29, 2002, relating to the consolidated financial statements and financial statement schedule that appear in Digital Insight Corporation's Annual Report on Form 10-K for the year ended December 31, 2001.

s/ PricewaterhouseCoopers LLP

Century City, California
February 22, 2002